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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 11, 1999

                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

        United States                  333-32737                22-2382028
----------------------------   -------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)


          802 Delaware Avenue, Wilmington, Delaware       19801
          -----------------------------------------       ------------
          (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5033


                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

         New York                      333-32737                12-4994650
----------------------------   -------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)


          270 Park Avenue, New York, New York             10017
          -----------------------------------------       ------------
          (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (212) 270-6000


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Item 5.  Other Events:


         On or about March 15, 1999 Monthly Interest as defined in the Sale and Servicing Agreement dated as of October 1, 1997 (the "Agreement") between Chase Manhattan Bank, USA, as a Seller, The Chase Manhattan Bank as a Seller, The CIT Group/Sales Financing, Inc. as Servicer and Chase Manhattan Marine Owner Trust 1997-A as Issuer was distributed to holders ("Certificateholders") of participants in the Chase Manhattan Marine Owner Trust 1997-A in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to Certificateholders in accordance with the Agreement.

         On or about April 15, 1999 Monthly Interest as defined in the Sale and Servicing Agreement dated as of October 1, 1997 (the "Agreement") between Chase Manhattan Bank, USA, as a Seller, The Chase Manhattan Bank as a Seller, The CIT Group/Sales Financing, Inc. as Servicer and Chase Manhattan Marine Owner Trust 1997-A as Issuer was distributed to holders ("Certificateholders") of participants in the Chase Manhattan Marine Owner Trust 1997-A in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to Certificateholders in accordance with the Agreement.

         On or about May 17, 1999 Monthly Interest as defined in the Sale and Servicing Agreement dated as of October 1, 1997 (the "Agreement") between Chase Manhattan Bank, USA, as a Seller, The Chase Manhattan Bank as a Seller, The CIT Group/Sales Financing, Inc. as Servicer and Chase Manhattan Marine Owner Trust 1997-A as Issuer was distributed to holders ("Certificateholders") of participants in the Chase Manhattan Marine Owner Trust 1997-A in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to Certificateholders in accordance with the Agreement.

         Copies of the Monthly Reports for being filed as Exhibits 20.1, 20.2 and 20.3 to this Current Report on Form 8-K.


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Item 7(c).        Exhibits


                  Exhibits          Description
                  --------          ---------------

                    20.1 Monthly Report with respect to the March 15, 1999 distribution

                    20.2 Monthly Report with respect to the April 15, 1999 distribution

                    20.3 Monthly Report with respect to the May 17, 1999 distribution

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 11, 1999

                                          THE CIT GROUP/SALES FINANCING, INC.,
                                          as Servicer




                                          By:      /s/  Frank J. Madeira
                                              ----------------------------------
                                          Name:    Frank J. Madeira
                                          Title:   Vice President


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                              INDEX TO EXHIBITS
                              -----------------



Exhibit No.                         Description
-----------                         -----------------

20.1                                Monthly Report with respect to the March 15,
                                    1999 distribution

20.2                                Monthly Report with respect to the April 15,
                                    1999 distribution

20.3                                Monthly Report with respect to the May 17,
                                    1999 distribution